UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2017 (March 29, 2017)

CĪON Investment Corporation

 (Exact Name of Registrant as Specified in Charter)

Maryland	000-54755	45-3058280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor New York, New York 10016
(Address of Principal Executive Offices)

(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On March 29, 2017, Flatiron Funding II, LLC (“Flatiron Funding II”), a newly-formed, wholly-owned, special purpose financing subsidiary of CĪON Investment Corporation (“CĪON”), entered into a senior secured credit facility (the “Citibank Credit Facility”) with CĪON Investment Management, LLC, CĪON’s investment adviser (“CIM”), as collateral manager, CĪON, Citibank, N.A. (“Citibank”), as lender and administrative agent, and U.S. Bank National Association, as custodian, collateral agent and collateral administrator. The Citibank Credit Facility provides for a revolving credit facility in an aggregate principal amount of $325,000,000, subject to compliance with a borrowing base. On March 29, 2017, Flatiron Funding II drew down $231,698,109 of borrowings under the Citibank Credit Facility.

 Advances under the Citibank Credit Facility bear interest at a floating rate equal to (1) the higher of (a) the Citibank prime rate, (b) the federal funds rate plus 1.5% or (c) the three-month London Interbank Offered Rate plus 1.0%, plus (2) a spread of (a) 2% per year during the period from and including March 29, 2017 and the earlier of March 29, 2019 and the date the Citibank Credit Facility matures (the “Reinvestment Period”) or (b) 3% per year during the period from the end of the Reinvestment Period until all obligations under the Citibank Credit Facility have been paid in full. Interest is payable quarterly in arrears. All advances under the Citibank Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, by no later than March 30, 2020. Flatiron Funding II may prepay advances pursuant to the terms and conditions of the credit and security agreement, subject to a 0.75% or 0.50% premium if the amount of the Citibank Credit Facility is reduced or terminated on or prior to March 29, 2018 or March 29, 2019, respectively. In addition, Flatiron Funding II will be subject to a non-usage fee of 0.75% per year (subject to an increase to 2% in certain circumstances) on the amount, if any, of the aggregate principal amount available under the Citibank Credit Facility that has not been borrowed. The non-usage fees, if any, are payable quarterly in arrears. Flatiron Funding II incurred certain customary costs and expenses in connection with obtaining the Citibank Credit Facility.

CĪON contributed and/or participated loans and other corporate debt securities (collectively, the “Assets”) indirectly to Flatiron Funding II on the closing date pursuant to master participation and assignment agreements between Flatiron Funding II and each of 15th Street Loan Funding LLC (“15th Street Loan Funding”) and 15th Street Loan Funding 2 LLC (“15th Street Loan Funding 2”), each a special purpose subsidiary of Citibank, in exchange for a 100% membership interest in Flatiron Funding II. 15th Street Loan Funding and 15th Street Loan Funding 2 hold loans and other corporate debt securities in connection with a total return swap between Citibank and Flatiron Funding, LLC, a wholly-owned, special purpose financing subsidiary of CĪON. CĪON may sell, contribute and/or participate Assets to Flatiron Funding II from time to time after the closing date. Flatiron Funding II’s obligations to Citibank under the Citibank Credit Facility are secured by a first priority security interest in all of the assets of Flatiron Funding II, including its portfolio of Assets. The obligations of Flatiron Funding II under the Citibank Credit Facility are non-recourse to CĪON, and CĪON’s exposure under the Citibank Credit Facility is limited to the value of CĪON’s investment in Flatiron Funding II. Flatiron Funding II has appointed CIM to manage its portfolio of Assets pursuant to the terms of the credit and security agreement.

In connection with the Citibank Credit Facility, Flatiron Funding II has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The credit and security agreement contains customary events of default for similar financing transactions, including, without limitation: (a) the failure to make any payment when due and payable and such failure is not cured within two business days; (b) the insolvency or bankruptcy of Flatiron Funding II, CĪON or CIM; (c) a change of control of Flatiron Funding II or CIM; (d) CIM ceasing to be the collateral manager under the credit and security agreement; (e) CIM ceasing to be CĪON’s investment adviser or Apollo Investment Management, L.P. ceasing to be CĪON’s investment sub-adviser; (f) the failure of Flatiron Funding II to satisfy a borrowing base test or equity coverage test and such failure is not cured within two business days; and (g) the failure of CĪON to satisfy an unencumbered liquidity test or maintain a minimum tangible net worth. Upon the occurrence and during the continuation of an event of default, Citibank may declare the outstanding advances and all other obligations under the Citibank Credit Facility immediately due and payable.

The foregoing descriptions of the Citibank Credit Facility and related agreements as set forth in this Item 1.01 are summaries only and are each qualified in all respects by the provisions of such agreements, copies of which are attached hereto as Exhibits 10.1 through 10.4 and are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

 Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Credit and Security Agreement, dated as of March 29, 2017, by and among Flatiron Funding II, LLC, CĪON Investment Management, LLC, CĪON Investment Corporation, the Lenders from time to time party thereto, Citibank, N.A. and U.S. Bank National Association

10.2	Account Control Agreement, dated as of March 29, 2017, by and among Flatiron Funding II, LLC, CĪON Investment Management, LLC and U.S. Bank National Association

10.3	Master Purchase and Assignment Agreement, dated as of March 29, 2017, by and between 15th Street Loan Funding LLC and Flatiron Funding II, LLC

10.4	Master Purchase and Assignment Agreement, dated as of March 29, 2017, by and between 15th Street Loan Funding 2 LLC and Flatiron Funding II, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CĪON Investment Corporation
Date:	April 4, 2017	By: /s/ Michael A. Reisner
Co-Chief Executive Officer

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION
10.1	Credit and Security Agreement, dated as of March 29, 2017, by and among Flatiron Funding II, LLC, CĪON Investment Management, LLC, CĪON Investment Corporation, the Lenders from time to time party thereto, Citibank, N.A. and U.S. Bank National Association

10.2	Account Control Agreement, dated as of March 29, 2017, by and among Flatiron Funding II, LLC, CĪON Investment Management, LLC and U.S. Bank National Association

10.3	Master Purchase and Assignment Agreement, dated as of March 29, 2017, by and between 15th Street Loan Funding LLC and Flatiron Funding II, LLC

10.4	Master Purchase and Assignment Agreement, dated as of March 29, 2017, by and between 15th Street Loan Funding 2 LLC and Flatiron Funding II, LLC